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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 30, 2002

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                       0-21366              41-1590621
(State of or other jurisdiction of        (Commission         (I.R.S. Employer
          incorporation)                  File Number)       Identification No.)


        2905 Northwest Boulevard, Suite 20,
                Plymouth, Minnesota                                55441
      (Address of principal executive offices)                   (zip code)


       Registrant's telephone number, including area code: (763) 557-9005










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ITEM 5. OTHER

On April 30, 2002, Tricord Systems, Inc. (the "Company") issued a press release announcing financial results for the first quarter ended March 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

Also on April 30, 2002, the company issued a press release announcing developments in litigation with RGC. A copy of the press release is attached hereto as Exhibit 99.2, the text of which is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TRICORD SYSTEMS, INC.


Dated:   April 30, 2002                      By /s/ Keith T. Thorndyke
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                                                Keith T. Thorndyke
                                                Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit       Item                                                          Method of Filing
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99.1          Press Release dated April 30, 2002, announcing financial      Filed herewith electronically
              results for the first quarter ended March 31, 2002

99.2          Press Release dated April 30, 2002, announcing developments   Filed herewith electronically
              in litigation with RGC.
